EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of October 2, 2015, is made by and between General Employment Enterprises, Inc., an Illinois corporation (the “Company”), and JAX Legacy – Investment 1, LLC, a Florida limited liability company (the “Investor”).

R E C I T A L S

WHEREAS, in connection with that certain Subscription Agreement of even date herewith by and between the Company and the Investor (the “Subscription Agreement”), the Investor purchased from the Company a promissory note in the original principal amount of $4,185,000 (the “Note”), a portion of the interest on which is payable in shares of the Company’s common stock; and

WHEREAS, to induce the Investor to purchase the Note, the Company has agreed to grant the Investor certain rights with respect to registration of Registrable Securities under the Securities Act pursuant to the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, the Company and the Investor hereby covenant and agree as follows:

1. Recitals. The recitals set forth above are true and correct and are incorporated herein by reference.

2. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act;

“Effectiveness Period” shall have the meaning set forth in Section 4(b) of this Agreement;

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

“Offering” shall refer to the Company’s offering of the Note;

“Piggyback Registration” shall have the meaning set forth in Section 3(a) of this Agreement;

“Register,” “registered” and “registration” each shall refer to a registration of the Registrable Securities effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission;

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“Registrable Securities” shall mean the shares of common stock of the Company issued or issuable as interest payments under the Note, and any shares of common stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, shares of common stock of the Company issued or issuable as interest payments under the Note; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (i) when subject to an effective registration statement under the Securities Act as provided for hereunder, or (ii) upon any sale pursuant to a registration statement or Rule 144 under the Securities Act or (iii) at such time, after three years from the date of this Agreement, as they become eligible for sale without volume limitations or other restrictions pursuant to Rule 144 under the Securities Act or another similar exemption under the Securities Act; provided, further, that the maximum amount of Registrable Securities at any one time shall be subject to any limits imposed by the Commission pursuant to Rule 415;

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect;

“Subscription Agreement” shall have the meaning set forth in the Recitals;

Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

3. Piggyback Registrations.

(a) Whenever the Company proposes to register (including, for this purpose, a registration effected by the Company for other shareholders) any of its securities under the Securities Act (other than pursuant to registration pursuant to a registration statement on Form S-4 or S-8 or any successor forms thereto), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give written notice to the Investor of its intention to effect such a registration and will, subject to the provisions of Section 3(b) hereof, include in such registration and cause to be registered all Registrable Securities with respect to which the Company has received a written request for inclusion therein within twenty (20) days after the receipt of the Company’s notice.

(b) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration a pro rata share of Registrable Securities requested to be included in such registration statement as calculated by dividing the number of Registrable Securities requested to be included in such registration statement by the number of the Company’s securities requested to be included in such registration statement by all selling security holders. In such event, the Investor shall continue to have registration rights under this Agreement with respect to any Registrable Securities not so included in such registration statement

(c) Notwithstanding the foregoing, if, at any time after giving a notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each record holder of Registrable Securities and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in the case of determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The expenses of such withdrawn registration shall be borne by the Company as Registration Expenses, except for any expenses that are Selling Expenses

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4. Registration Procedures. If and whenever the Company is required by the provisions of Section 3 hereof to effect the registration of any Registrable Securities, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission the registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become effective in an expeditious manner;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary, and use commercially reasonable efforts to keep the Piggyback Registration continuously effective under the Securities Act for a period of up to one hundred twenty (120) days (as requested by the Investor) or, if earlier, until the distribution of the Registrable Securities has been completed(the “Effectiveness Period”), and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period; provided, however, that such one hundred twenty (120) day period shall be extended (i) for a period of time equal to the period the Investor refrains, at the request of an underwriter of securities of the Company, from selling any securities included in such registration, and (ii) for up to thirty (30) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable Commission rules;

(c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the sellers of Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company already is subject to service in such jurisdiction and except as may be required by the Securities Act; and

(e) use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed.

5. Obligations of Investor. The Investor shall furnish to the Company such information regarding such Investor, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other reasonable information as shall be required to effect the registration of the Registrable Securities, and cooperate with the Company in preparing the registration statement and in complying with the requirements of the Securities Act.

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6. Expenses.

(a) All expenses incurred by the Company in complying with Sections 3 and 4, without limitation, all registration, filing and qualification fees (including the fees of the Commission and any other regulatory body with which the Company is required to file), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees and expenses of one counsel for the Investors and fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

(b) The Company will pay all Registration Expenses in connection with any registration statement filed hereunder, and the Selling Expenses in connection with each such registration statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

7. Termination. All of the Company’s obligations to register Registrable Securities shall terminate upon the date on which the Investor and all of its assignees who are permitted assignees hold no Registrable Securities or all of the shares of common stock of the Company issued or issuable as interest payments under the Note cease to be Registrable Securities.

8. Additional Obligations of the Company.

(a) The Company shall use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

(b) The Company shall furnish to any holder of Registrable Securities, so long as such holder owns any Registrable Securities, upon request (i) a written statement by the Company that it has complied with the reporting requirements of Commission Rule 144, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S 3 (at any time after the Company so qualifies), but only to the extent true; and (ii) such other information as may be reasonably requested in availing any such holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S 3 (at any time after the Company so qualifies to use such form).

(c) To the extent permitted by law, the Company will indemnify and hold harmless each seller of Registrable Securities, and the directors, members, officers, partners and stockholders of each such seller, legal counsel and accountants for each such seller, any underwriter (as defined in the Securities Act) for each such seller; and each Person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act, against any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law, including any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding related thereto; provided, however, that the indemnity agreement contained in this clause (c) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such seller, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration. The obligations of the Company under this clause (c) shall survive the completion of any offering of Registrable Securities in a Piggyback registration, and otherwise shall survive the termination of this Agreement.

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9. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities, each of which is a third party beneficiary of this Agreement), whether so expressed or not. The Company acknowledges, agrees and understands that the Investor may assign and transfer the Registrable Securities to Investor’s members, and that in such event, such transferees shall inure to the rights of the Investor contained in this Agreement, and shall comply with the Investor’s obligations contained in this Agreement, with respect to the Registrable Securities so transferred.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail; or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	General Employment Enterprises, Inc. 184 Shuman Blvd., Ste. 420 Naperville, IL 60563 Attn: Andrew Norstrud, CFO

If to the Investor:	Jax Legacy – Investment 1, LLC One Independent Drive, Suite 1200 Jacksonville, FL 32205

or at such other address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender's email containing the time, date, recipient or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively

(c) This Agreement shall be governed by and construed under the laws of the State of Florida. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(d) This Agreement may not be amended or modified without the written consent of the Company and the Investor.

(e) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

(f) This Agreement may be executed in two or more counterparts (including by facsimile or .pdf transmission) each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(g) This Agreement and the other documents referenced herein constitute the entire agreement among the Company and the Investor relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by Investor and by the Company on the date first set forth above.

General Employment Enterprises, Inc.

By:
Name:	Andrew Norstrud
Title:	Chief Financial Officer

JAX Legacy – Investment 1, LLC Jax Legacy Manager, LLC, its Manager

By:
G. Ray Driver, Jr., Manager

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